EXHIBIT 99.1

Eugene P. Heytow Sales Plan

     Sales Plan, dated as of December 6, 2004 (the “Sales Plan”), between Eugene P. Heytow (“Seller”) and Keefe, Bruyette & Woods, Inc. (“Broker”).

     WHEREAS, the Seller desires to establish the Sales Plan to sell shares of common stock, par value $2.00 per share (the “Stock”), of First Oak Brook Bancshares, Inc (the “Issuer”) in accordance with the requirements of Rule 10b5-1 as further set forth herein;

     NOW, THEREFORE, the Seller and Broker hereby agree as follows:

1. Broker shall effect one or more sales (each a “Sale”) of shares of Stock (the “Shares”) as further set forth in the attached Annex A to the Sales Plan.

2. This Sales Plan shall become effective as of the date hereof and shall terminate on the earlier of (i) December 31, 2005, (ii) a termination pursuant to a Termination Notice as provided for in paragraph 10 hereof (iii) the completion of all Sales contemplated under Annex A and (iv) the death of the Seller.

3. Seller understands that Broker may effect Sales hereunder jointly with orders for other sellers of Stock of the Issuer and that the average price for executions resulting from bunched orders will be assigned to Seller’s account. All orders will be deemed day orders only and not held unless otherwise specified in Annex A.

4. Seller represents and warrants that Seller is not aware of material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock) and is entering into this Sales Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5.

5. It is the intent of the parties that this Sales Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and this Sales Plan shall be interpreted to comply with the requirements of Rule 10b5-l(c).

6. Seller represents that the Shares are “restricted securities” and/or that Seller may be deemed an “affiliate” of the Issuer as those terms are defined under Rule 144 of the Securities Act of 1933. Seller shall not take, and shall not cause any person or entity with which he or she would be required to aggregate sales of Stock pursuant to paragraph (a)(2) or (e) of Rule 144 to take, any action that would cause the Sales not to comply with Rule 144. Seller has provided Broker with 5 executed Forms 144, which Broker will complete and file on behalf of the Seller. Seller understands and agrees that Broker will make one Form 144 filing at the beginning of each three-month period commencing prior to the first Sale to be effected pursuant to this Plan, and that such Form 144 shall specify that the Sales are being effected in accordance with a Sales Plan intended to comply with Rule 10b5-1.

7. (a) Seller represents and warrants that Seller is currently permitted to sell Stock in accordance with the Issuer’s insider trading policies and to enter into this Sales Plan and that, other than any applicable Rule 144 requirements set forth herein, there are no contractual, regulatory, or other restrictions applicable to the Sales contemplated under this Sales Plan that would interfere with Broker’s ability to execute Sales and effect delivery and settlement of such

Sales on behalf of Seller, other than restrictions with respect to which the Seller has obtained all required consents, approvals and waivers. Seller shall notify Broker promptly in the event that any of the above statements become inaccurate prior to the termination of this Sales Plan.

(b) With respect to Shares underlying options held by Seller that are to be exercised and sold pursuant to this Plan (“Options”), Seller has delivered to Broker executed option exercise notices in the form attached hereto as Annex B covering up to the maximum number of Shares that may be sold pursuant to option exercise hereunder, and hereby authorizes Broker to deliver such notices to the Issuer’s stock administrator on Seller’s behalf as necessary to effectuate such exercises and settle such Sales. Seller agrees to make appropriate arrangements with the Issuer and its transfer agent and stock plan administrator to assure that Stock received upon exercise of Options shall be delivered to an account at Broker in the name of and for the benefit of Seller.

(c) On each day that sales are to be made under this Sales Plan, Broker shall exercise a sufficient number of Options to effect such sales and shall exercise first those Options with the lowest exercise price; provided that Broker shall in no event exercise any Option if at the time of exercise the exercise price of the Option is equal to or higher than the market price of the Stock, provided that, in the event sales of any Shares to be executed are subject to a limit order, Seller shall have been deemed to have exercised the Options with respect to such Shares at the beginning of the trading day on which such sales took place.

8. Seller shall make all filings, if any, required under Sections 13(d) and 16 of the Exchange Act.

9. Seller understands that Broker may not be able to effect a Sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a “Blackout”). Seller also understands that even in the absence of a Blackout, Broker may be unable to effect Sales consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the date of a Sale set forth in Annex A (“Unfilled Sales”).

Broker agrees that if Issuer enters into an agreement or a transaction that results, in Issuer’s good faith determination, in the imposition of trading restrictions on the Seller, such as a stock offering requiring an affiliate lock-up (“Issuer Restriction”), and if Issuer and Seller shall provide Broker at least two (2) days’ prior written notice signed by Issuer and Seller and confirmed by telephone of such trading restrictions, then Broker will cease effecting Sales under this Plan until notified in writing by Issuer and Seller that such restrictions have terminated. Broker shall resume effecting Sales in accordance with this Plan as soon as practicable after the cessation or termination of a Blackout or Issuer Restriction. Any Unfilled Sales, and any Sales that would have been executed in accordance with the terms of Annex A but are not executed due to the existence of a Blackout or Issuer Restriction, shall be carried forward as “good until cancelled” orders unless and until such order is converted pursuant to the provisions of Annex A.

10. This Sales Plan shall be governed by and construed in accordance with the laws of the State of New York and may be modified or amended only by a writing signed by the parties hereto, and acknowledged by the Issuer, and may be terminated by Seller at any time by delivery of a notice (“Termination Notice”) in the form attached as Annex C and provided that any modification or amendment shall only be permitted at a time when the Seller is otherwise permitted to effect sales under the Issuer’s trading policies and at a time when the Seller is not aware of material nonpublic information concerning the Issuer or its securities, and provided further that any termination shall not violate the Issuer’s insider trading policies and shall be acknowledged by the Issuer. In the event of a modification or amendment to this Sales Plan, or in the event Seller establishes a new plan after termination of the Sales Plan, no sales shall be effected during the thirty days immediately following such modification, amendment or termination (other than Sales already provided for in the Sales Plan prior to modification, amendment or termination).

11. Broker shall have the right to require, as a condition to Broker’s consent to any modification or amendment under paragraph 10, or an assignment under paragraph 12, that Seller shall (i) exculpate Broker from any action taken or omitted to be taken by Broker and (ii) indemnify Broker against any losses, damages, liabilities or expenses incurred by Broker, in each case for actions or losses in connection with or arising out of this Sales Plan and any amended or subsequent sales plan.

12. The administration of the Plan and all of Broker’s obligations hereunder may at any time be assigned to another brokerage firm at the discretion of Broker in the event that all or substantially all of the assets of Broker are acquired by another brokerage firm or Broker enters into a similar extraordinary transaction as a result of which Broker’s obligations and rights hereunder are assumed by such brokerage firm. Broker understands that Seller would not deem such assignment to constitute an amendment, modification or termination of the Sales Plan.

     IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

/S/ EUGENE P. HEYTOW
Eugene P. Heytow	Keefe, Bruyette & Woods, Inc.

By: /S/ JAMES F. STEVENS
Name: James F. Stevens
Title: Vice President

Acknowledged solely for the purpose of confirming that, assuming the representations and warranties contained herein are true and correct, this Plan does not violate the Issuer’s insider trading policies:

First Oak Brook Bancshares, Inc.

By: /S/ MITCHELL L. HOLLINS
Name: Mitchell L. Hollins
Title: General Counsel

Annex A

Eugene P. Heytow Sales Plan

First Oak Brook Banchsares Inc. (FOBB)

This sales plan shall begin subsequent to a netting exercise to be undertaken by First Oak Brook Bancshares, Inc. (the “Issuer”), on behalf of Eugene P. Heytow, no later than December 17, 2004. Up to an aggregate of 135,000 shares may be sold under this Plan. Sales will be made in accordance with the following limitations and instructions:

•	The Issuer shall net all of Mr. Heytow’s existing option grants dating from December 21, 1994 up to one-half (1/2) of his option grant dated January 26, 1999.

•	Broker shall effect sales, from time to time, as determined by Broker (each a “Sale”) of up to 16,500 shares of Common Stock by December 31, 2004 provided that the market price of the Common Stock is not less than $29.00 per share.

•	Effective January 1, 2005, the Broker shall effect sales, from time to time, as determined by Broker (each a “Sale”) of up to 18,000 shares of Common Stock during each month of the first six months of 2005 in which the Common Stock is trading on NASDAQ at a market price of not less than $29.00 per share. Notwithstanding the limitation in amount, Broker may execute block trades of 10,000 or more shares, even if the total shares sold in any month exceeds 18,000 and such excess will reduce the amount of future sales, in reverse order, starting with the sales for the final month.

•	The Sale of shares commencing January 1, 2005 will consist of shares currently issued and shares issued upon exercise of options. All of such shares will be freely tradable without restriction in the hands of any purchaser who is not an affiliate of the Issuer.

Broker shall exercise options and sell the underlying Shares in the amounts and at the limit prices indicated below. Sales of the Options Shares shall be effected during the period beginning on and including 01/01/2005 ending on and including 12/31/2005 (the “Sales Period”). All orders for Option Shares shall be deemed good until the end of the Sales Period, provided that with respect to any orders for Options Shares that remain unexecuted (“Unsold Shares”) as of the open of trading on 12/31/2005, such orders shall be converted into a single final order to be executed at the reduced limit prices indicated below.

Option Schedule:

Grant Date	Shares to be sold*	$ Limit	Exercise Price	Nature of Acquisition
01/26/1999	15,000	$29.00	$12.167	Option Exercise
01/25/2000	5,400	$29.00	$10.750	Option Exercise
01/23/2001	18,000	$29.00	$12.083	Option Exercise
01/29/2002	15,000	$29.00	$18.000	Option Exercise
01/21/2003	3,000	$29.00	$20.327	Option Exercise

* Share amounts and limit prices shall be increased or decreased proportionately to reflect stock splits should they occur

/S/ EUGENE P. HEYTOW
Eugene P. Heytow

Keefe, Bruyette & Woods, Inc.

By: /S/ JAMES F. STEVENS
Name: James F. Stevens
Title: Vice President

Acknowledged solely for the purpose of confirming that, assuming the representations and warranties contained herein are true and correct, this Plan does not violate the Issuer’s insider trading policies:

First Oak Brook Bancshares, Inc.

By: /S/ MITCHELL L. HOLLINS
Name: Mitchell L. Hollins
Title: General Counsel

Annex B

First Oak Brook Bancshares Inc.
Stock Options Exercise Form

Instructions:
1.          Complete form and sign.
2.          Forward to Accounting Department (Fax #: (630) 571-0089)
3.          Direct any questions to Rosemarie Bouman

Name of Employee: Eugene P. Heytow

Phone Number: (858) 759-9455

I elect to exercise an option for                     shares of Common Stock of First Oak Brook Bancshares Inc. (the “Shares”) pursuant to the:

Eugene P. Heytow Sales Plan

This exercise represents an exercise of an option granted pursuant to an option agreement dated (see attached schedule) with an exercise price of (see attached schedule) per share, for an aggregate exercise price of (see attached schedule).

The exercising procedure I wish to use is as follows:

Cashless Option Exercise

Please instruct the transfer agent to issue my stock in street name and transfer ALL shares of First Oak Brook Bancshares, Inc. that are represented by this notification directly to Keefe, Bruyette & Woods, Inc. via DWAC as follows:

Keefe, Bruyette & Woods, Inc.
DTC # 0443
For the benefit of:
A/C # 4DY-[                    ]

I authorize Keefe, Bruyette & Woods, Inc. (“KBW”) to sell the above exercised shares for my account and to pay the aggregate option exercise price for all shares indicated above and any required withholding taxes for the exercise to First Oak Brook Bancshares, Inc. Required withholding taxes (i.e. federal, state and FICA) are $                     (this number will be provided by First Oak Brook Bancshares, Inc.).

You may contact either Jim Stevens or Andrea Kramer at KBW at (212) 887-8938. Their fax number is (212) 582-5405.

Employee Signature: /S/ EUGENE P. HEYTOW Date:

Employee Name (please print):

Legal Address:

Approved by First Oak Brook Bancshares, Inc.:

X                                         Date:
Signature

Name (please print)

Annex C

     Termination Notice, dated as of                     , 200_, of the Sales Plan, dated December [6], 2004 (the “Sales Plan”), between Eugene P. Heytow (“Seller”) and Keefe, Bruyette & Woods, Inc. (“Broker”).

     WHEREAS, Seller and Broker have previously entered into the Sales Plan;

     WHEREAS, Seller desires to terminate the Sales Plan in accordance with the terms thereof as hereinafter provided; and

     WHEREAS, all capitalized and undefined terms have the meanings assigned to them in the Sales Plan;

     NOW THEREFORE, the Seller hereby notifies Broker as follows:

     1. Any Sales set forth under Annex A to the Sales Plan that have not been executed shall be cancelled as promptly as practicable but in no event later than two days following the date of delivery of this Notice to Broker in accordance with the notice provisions set forth under paragraph 9 of the Sales Plan. The last day on which Sales are executed shall be the “Termination Date”.

     2. Seller represents and warrants that Seller is providing this Termination Notice not as part of a plan or scheme to evade the prohibitions of Rule 10b-5, and that this termination shall not cause the affirmative defense under Rule 10b5-1 to be unavailable with respect to Sales previously effected by Broker hereunder.

     3. Seller agrees that Broker shall not have any liability whatsoever to the Seller for any action previously or hereafter taken or omitted to be taken in connection with the Sales Plan or this Termination Notice or the making of any Sale thereunder, or for any sales of any securities of the Issuer that may be effected by Seller following the Termination Date, unless such liability is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of Broker’s bad faith, willful misconduct or gross negligence. Seller further agrees to hold Broker free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and costs) incurred or sustained by Broker in connection with or arising out of any suit, action or proceeding relating to the Sales Plan or this Termination Notice or any other sales of shares of any securities of the Issuer that may be effected by Seller following the Termination Date (each an “Action”) and to reimburse Broker for its expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of Broker’s bad faith or gross negligence.

     4. This Termination shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have signed this Termination Notice as of the date first written above.

Eugene P. Heytow

Keefe, Bruyette & Woods, Inc.

By:
Name:
Title:

Acknowledged solely for the purpose of
confirming that, assuming the
representations and warranties contained
herein are true and correct, this
Termination does not violate the Issuer’s
insider trading policies:

First Oak Brook Bancshares Inc.

By:
Name:
Title: